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                                                                       EXHIBIT 1

                            JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby affirms that he is individually eligible to use Schedule 13G and agrees that the statements filed pursuant to this Schedule 13G, to which this Joint Filing Agreement is filed as an exhibit, are filed on his behalf.


                              By: /s/ Nigel J. Harrison
                                 --------------------------------------
                              Nigel J. Harrison, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Linn C. Eignus
                                 --------------------------------------
                              Linn C. Eignus, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Robert A. Ferstl
                                 --------------------------------------
                              Robert A. Ferstl, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Louis F. Goza
                                 --------------------------------------
                              Louis F. Goza, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Thomas R. Johnson
                                 --------------------------------------
                              Thomas R. Johnson, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Kenneth A. Love
                                 --------------------------------------
                              Kenneth A. Love, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated
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                              By: /s/ Richard L. Wagoner
                                 --------------------------------------
                              Richard L. Wagoner, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated


                              By: /s/ Charles L. Whynot
                                 --------------------------------------
                              Charles L. Whynot, Voting Representative under the Voting and Stock Restriction Agreement dated June 29, 1995, as amended and restated